UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2021

____________________

CONCRETE PUMPING HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-38166	83-1779605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 E. 84th Avenue, Suite A-5
Thornton, Colorado 80229
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (303) 289-7497

N/A
(Former name or former address, if changed since last report)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	BBCP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth below in Item 5.07 is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Annual Meeting Results

On April 20, 2021 Concrete Pumping Holdings, Inc. (the “Company,” “our” or “we”) held the 2021 annual meeting of its stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the matters set forth below.

1.	Election of Directors

Our stockholders elected each of Bruce Young, M. Brent Stevens, Ryan Beres, and Tom Armstrong as Class III directors to serve until the 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified. We set forth below the results of the stockholder vote for each director nominee:

Director	Votes For	Votes Withheld	Broker Non-Votes
Bruce Young	42,109,923	2,039,986	4,610,769
M. Brent Stevens	34,254,354	9,895,555	4,610,769
Tom Armstrong	44,143,882	6,027	4,610,769
Ryan Beres	44,103,033	46,876	4,610,769

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of BDO USA, LLP as our independent registered public accounting firm for our fiscal year ending October 31, 2021. We set forth below the results of the stockholder vote on this proposal:

Votes For	Votes Against	Abstentions
48,709,883	47,643	3,152

Governance Changes Following Annual Meeting

On April 20, 2021, Mr. Matthew Homme resigned from the Board of Directors (the “Board”) of the Company, effective immediately following the Annual Meeting.

In addition, following the Company’s Annual Meeting, the Board, including new directors elected by holders of the Company’s common stock, took the following actions on April 20, 2021:

●	The Board appointed Mr. Howard D. Morgan to serve as Chair of the Board and Mr. Brian Hodges to serve as Vice Chair of the Board, replacing Mr. Brown and Mr. Osman, respectively, who did not stand for re-election at the Annual Meeting.

●
Elected Mr. Stephen Alarcon as a Class I Director to fill the vacancy created by Mr. Homme’s resignation from the Board. The Board also appointed Mr. Alarcon to serve as a member of the Company’s Corporate Governance and Nominating Committee.

Mr. Alarcon, age 38, is a Vice President at Peninsula Pacific, a private investment fund focused on control investments in the gaming, consumer and industrial sectors. Prior to joining Peninsula Pacific in 2013, Mr. Alarcon was a Vice President with Aurora Resurgence where he focused on buyouts and special situations investments for middle-market companies and served on the boards of directors of multiple portfolio companies in North America and Europe. Previously, Mr. Alarcon was an Analyst in the distressed investing team of Highland Capital Management, a global leading alternative investment management firm. Prior to Highland, Mr. Alarcon was an Analyst in the Global Leveraged Finance Group at Lehman Brothers, specializing in high yield and mezzanine underwritings, mergers and acquisitions, and restructuring advisory assignments for companies across a broad range of industries both domestically and internationally. Mr. Alarcon received a Bachelor of Business Administration, with high honors, from the McCombs School of Business at University of Texas at Austin.

In connection with his election and appointment, the Board determined that Mr. Alarcon is an “independent director” in accordance with Section 5605(a)(2) of Nasdaq Listing Rules. Mr. Alarcon’s term will expire at the Company’s 2022 annual meeting of stockholders or his earlier resignation or removal. As of the date of this Current Report on Form 8-K, neither Mr. Alarcon nor any of his immediate family members is a party, either directly or indirectly, to any transaction that would be required to be reported under Rule 404(a) of Regulation S-K, nor is Mr. Alarcon party to any understanding or arrangement pursuant to which he was appointed as a director.

●
Appointed Mr. Tom Armstrong, a newly elected Board member, as a member of the Audit Committee and a member of the Compensation Committee.

In connection with his appointment as member of the Audit Committee, the Board determined that Mr. Tom Armstrong, an independent director, also meets the requirement for audit committee independence and service pursuant to the Nasdaq Listing Rules and is an “audit committee financial expert,” as defined in Item 407(d)(5)(ii) of Regulation S-K. In connection with his appointment to the Compensation Committee, the Board determined Mr. Armstrong is also independent for purposes of compensation committee service in accordance with Nasdaq Listing Rules.

Messrs. Beres, Armstrong and Alarcon will be compensated for their service on the Board in accordance with the Company’s standard director compensation program for non-employee directors as in effect from time to time and described in the Company's proxy statement.

In connection with their appointments to the Board, Messrs. Beres, Armstrong and Alarcon entered into a standard indemnification agreement with the Company substantially in the form previously approved by the Board and filed as Exhibit 10.18 to the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2020.

A copy of the Company’s press release issued on April 21, 2021 regarding these developments is filed as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated April 21, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONCRETE PUMPING HOLDINGS, INC.

By:	/s/ Iain Humphries
Name: Iain Humphries
Title: Chief Financial Officer and Secretary
Dated: April 20, 2021

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